Merrill Lynch Global Metals, Mining & Steel Conference May 11, 2005 PEABODY ENERGY

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of April 19, 2005. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: growth in coal and power markets; future economic conditions; weather; transportation performance and costs; ability to renew sales contracts; successful implementation of business strategies; regulatory and court decisions; future legislation; changes in post-retirement benefit and pension obligations; labor relations; negotiation of labor contracts and labor availability; capacity and cost of surety bonds and letters of credit; effects of currency exchange rates; risks associated with customers; performance risks related to high margin metallurgical coal production; geology and equipment risks inherent to mining; terrorist attacks or threats; replacement of reserves; implementation of new accounting standards and Medicare rules; inflationary trends; effects of interest rates; effects of acquisitions or divestitures; and other risks detailed in the company's reports filed with the Securities and Exchange Commission, including the Management Discussion and Analysis of the Annual Report filed on Form 10-K. We disclaim any intent or obligation to update these forward-looking statements. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment charges, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to the most comparable GAAP measure, we refer you to PeabodyEnergy.com. 4/20/05

Investment Highlights An expanding global product line serving high-growth markets Safe, low-cost operations fuel more than 10% of U.S. electricity & 3% of worldwide electricity Sales & trading skills enhance 1 billion ton sales backlog Excellent growth opportunities Organic growth through leading reserve base Synergistic acquisitions using transaction skills Longer term growth from new generating plants Expanding market growth from "Btu Conversion" technologies Upside to favorable market fundamentals Proven management team with record of performance World's Largest Coal Company

2000 2001 2002 2003 2004 -61 16 105.5 95 175 BTU Is Performing Very Well 2000 2001 2002 2003 2004 331 381 406.1 410.3 559 EBITDA $331 In millions. All years based on calendar 12-month performance. Excludes operations discontinued in 2001. 1 Income from continuing operations, excluding charges related to 2003 pre-tax debt extinguishment. 2000 2001 2002 2003 2004 2323 2589 2717 2829 3632 Revenues $2,323 Income1 $(61) $3,632 $559 $175 $2,577 $2,717 $2,815 $378 $406 $410 $16 $106 $82

An Industry With A Bright Future

Source: World Energy Outlook 2004, International Energy Agency. Global Energy Demand 1971 - 2030 Million Tonnes of Oil Equivalent Coal Will Step Forward If Oil & Gas Fail to Perform INDUSTRY OVERVIEW Coal: Most Reliable Energy Source Projected to Grow >50% by 2030 +52% +70% +146% +2,286% +57% +51% +89% +10% 2002 - 2030

China, India & U.S. Fuel Long-Term Coal Growth Key Areas of Coal Demand Growth Through 2025 +507 +77 +41 +251 +1,374 +51 +36 +54 +74 +18 Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2004. Growth in Total Annual Coal Demand (Million Short Tons) INDUSTRY OVERVIEW -111

* U.S. Forecasts Largest Increase in Coal Generation in Decades * Timing not yet committed. Source: U.S. Department of Energy's National Energy Technology Laboratory. U.S. Coal Generation Additions, 1940 - 2010+ INDUSTRY OVERVIEW

Long-Term Growth Will Also Come from New International Coal Generation Source: Platts new power plant international database, 2005. 1,024 Planned Units Worldwide Represent 415 GW of Capacity Korea South-East Power Company 1,600 MW Yonghung Plant Complete Dec. 2004 INDUSTRY OVERVIEW

INDUSTRY OVERVIEW

"Btu Conversion" Technologies Economic at Today's Energy Prices

Gasification



Coal Gasification Research Facility, Alabama

- IGCC developers: GE, Bechtel, Fluor
- IGCC deployment: Southern Company, Tampa Electric
- Pipeline-quality gas forecast at $5 - $6/MM Btu

Liquefaction



Planned "Coal to Diesel" Plant in Erdos, China

- China plans $15 billion in coal liquefaction plants
- Developers include Sasol, Royal Dutch Shell, & Shenhua
- Cost effective at $35 - $40/barrel oil

Hydrogen



Proposed "Zero-Emissions" FutureGen Project

- Coal vital to hydrogen initiatives
- H2 can generate electricity using fuel cells
- Peabody part of group to advance FutureGen, including carbon sequestration

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Proven Oil Reserves in Continental United States 121.5 184.9 Peabody's Proven & Probable Coal Reserves Natural Gas Reserves in Continental United States Proven Oil & Gas Reserves of Largest Energy Co. 160.2 108.3 Source: 2004 annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Peabody's Reserve Base is Unparalleled INDUSTRY OVERVIEW Energy Value, Quadrillion British Thermal Units

A 30-meter coal seam at Peabody's Rawhide Mine in the Powder River Basin of Wyoming COMPANY REVIEW

Peabody: The Worldwide Leader in Coal Sales & Reserves Source: 2004 company reports & websites, SEC filings, and Peabody estimates. Values are on a short-ton basis. COMPANY REVIEW Rio Tinto BHP CONSOL Arch Foundation Anglo-American Xstrata Natural Resource Partners Massey Yanzhou Coal North American Penn Virginia Alpha Natural Resources Westmoreland Alliance Resource Partners Fording James River Coal Luscar Reserves (tons in billions) 2004 Sales (tons in millions)

Strategy One: Manage Safe, Low-Cost, World-Class Operations Market position as of December 31, 2004. 2004 sales volume in millions of short tons. Venezuela sales volume for Paso Diablo Mine, of which Peabody owns a 25.5% interest. Sales volume for Colorado, Venezuela and Queensland are pro forma for 2004. Queensland market position represents met coal only. Source: Peabody analysis & industry reports. COMPANY REVIEW St. Louis Dominion Terminal Queensland Dalrymple Bay Terminal Port of Newcastle Port of Brisbane Venezuela Port of Santa Cruz Market Position Sales Reserves Wyoming PRB #1 116 2,986 Midwest #1 36 3,977 Southwest #1 19 1,300 Colorado #1 9 280 Venezuela #1 7 175 Appalachia #6 16 651 Queensland #5 8 218 Millions of short tons

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Productivity 33.5 37.5 41.2 48.9 56.7 77.3 89.4 87.6 95.5 90.1 97.37 94.65 95.58 97.7 98.9 100.9 Accident Rate 16.1 14.5 12.06 10.33 8.29 6.47 5.65 5.12 4.52 4.47 4.55 4.42 5.39 4.68 4.15 2.61 U.S. PRODUCTIVITY U.S. SAFETY Continuous Safety & Productivity Improvements 1 Reportable accident incidence rate per 200,000 miner hours worked. 2 First quarter 2005. COMPANY REVIEW 2 1 2004 & 2005 Safety & Productivity Improve to Record Levels

Strategy One: Manage Safe, Low-Cost Operations Company Mine Tons/Miner Shift Peabody Energy Rawhide 486.0 Peabody Energy North Antelope Rochelle 411.4 Black Butte Coal Buckskin 403.4 Peabody Energy Caballo 402.0 Arch Coal Black Thunder 371.6 Kennecott Energy Antelope 370.9 Black Hills Corp. Wyodak 358.3 Foundation Coal Eagle Butte 354.6 Arch Coal North Rochelle 316.1 Kennecott Energy Cordero 302.2 Full-year 2004. Source: U.S. Department of Labor MSHA data. America's 10 Most Productive Mines COMPANY REVIEW

Strategy Two: Use World-Class Sales & Trading Skills to Enhance Value COMPANY REVIEW BTU Fuels >10% of U.S. & 3% of World's Electricity Port of Santa Cruz Dominion Terminal

Strategy Two: Use World-Class Sales & Trading Skills to Enhance Value COMPANY REVIEW BTU Fuels >10% of U.S. & 3% of World's Electricity Countries Served by BTU Peabody Customers Served Peabody Mines Export Terminals COALTRADE Office Dalrymple Bay Terminal Port of Brisbane Port of Newcastle Future India Trading Office Future China Trading Office

COMPANY REVIEW

Australian Markets
Acquisitions to Serve Pacific Rim

Index Pricing for Metallurgical & Thermal Coal


$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
Japanese Steel Mill (JSM) Hard Coking Coal
JSM Semi-Hard Coking Coal
JSM Semi-Soft Coking Coal
BJ Index
Purchase of 7-8 MTPA Of Australian Met Capacity
Purchase of 1-2 MTPA of Australian Thermal Capacity
April 2000
Oct. 2000
April 2001
Oct. 2001
April 2002
Oct. 2002
April 2003
Oct. 2003
April 2004
Oct. 2004
April 2005

Source: Barlow Jonker (coalportal.com). JSM Hard Coking based on the price of Goonyella brand hard coking coal sold by BHP Mitsubishi Alliance to the Japanese Steel Mills for the 12-months commencing 1 April each year. JSM Semi Hard Coking based on the price of Gregory UHV semi hard coking coal sold by BHP Mitsubishi Alliance to the Japanese Steel Mills for the 12 months commencing 1 April each year. JSM Semi Soft Coking based on the price of Hunter Valley semi soft coking coal sold by Coal & Allied to the Japanese Steel Mills for the 12-months commencing 1 April each year. BJ Index is a spot price for thermal coal (6,700 kcal/kg GAD, ash 15% max, sulphur 0.80% max, and volatile matter 30% min, originating from Newcastle) delivered into the Asian markets.

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Illinois Basin Acquisitions to Serve Growth Markets Values represent average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. (Updated April 28, 2005.) COMPANY REVIEW OTC Prices for Future Year Delivery Jan 2003 July 2003 Jan 2004 July 2004 Jan 2005 Illinois Basin, 5.0 lb SO2 Illinois Basin, 2.0 lb SO2 Purchase of Black Beauty Coal Company Purchase of Dodge Hill Purchase of 3 Mines from Lexington Coal Company Illinois Basin Coal Prices 12,000 Btu, <1% Sulfur Steam Coal (FOB Barge)

Colorado Markets Acquisitions & Expansions for Growth Values represent average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. (Updated April 28, 2005.) COMPANY REVIEW OTC Prices for Future Year Delivery Jan 2003 July 2003 Jan 2004 July 2004 Jan 2005 Colorado Coal Prices 11,300 Btu, 1 lb SO2 Purchase of Twentymile Mine from RAG Expansion of Twentymile Mine to 10 MTPA

Appalachian Markets Strong Demand for Thermal & Met Products OTC Prices for Future Year Delivery COMPANY REVIEW Appalachian Coal Prices 12,000 Btu, <1% Sulfur Steam Coal (FOB Barge) Values represent average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. Product specs: Southern Appalachia - 12,000 Btu, <1% sulfur, FOB barge; Northern Appalachia - 3.0-3.4 lbs. SO2. (Updated April 28, 2005.) Central Appalachia Northern Appalachia Jan 2000 July 2000 Jan 2002 July 2003 July 2004 Jan 2001 July 2001 July 2002 Jan 2003 Jan 2004 Jan 2005 Development of New Federal No. 2 Operations Kanawha Eagle Joint Venture Development of New Harris Operations

Powder River Basin Markets Reserve Purchases for Organic Growth OTC Prices for Future Year Delivery Values represent average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. Updated April 28, 2005.) COMPANY REVIEW Powder River Coal Prices 8,800 Btu/lb., 0.8 lb. SO2 Powder River 8,800 Btu, 0.8 lb. SO2 Powder River 8,400 Btu Jan 2000 July 2000 Jan 2002 July 2003 July 2004 Jan 2001 July 2001 July 2002 Jan 2003 Jan 2004 Jan 2005 North Antelope Rochelle Upgrade Rawhide Expansion Purchase of 621 million tons of PRB reserves Purchase of 327 million tons of PRB reserves

BTU's Ultra-Low Sulfur PRB Coal Warrants a Premium Values represent average bid-ask, over-the-counter (OTC) prices for 8,800 Btu/lb, 0.8 lb/MMBtu SO2 as of April 19, 2004 for prompt quarter delivery, and as of April 18, 2005 for 2006 delivery per Coal & Energy Price Report. This is a thinly traded market for small quantities of coal and may not be reflective of contracts signed or actual revenues received. SO2 premium based on third-party broker data for spot allowance prices of $278 and $864, respectively. $6.63 $11.28 April 2004 (2004 Delivery) April 2005 (2006 Delivery) 8,800 Btu/lb, 0.8 lb/MMBtu SO2 Implied 0.5 lb/MMBtu SO2 Sulfur Premium Index pricing improves 53% for 8,800 Btu/lb, 0.8 lb/MMBtu SO2 product SO2 allowance prices appreciate 211% to $864 per ton from $278 COMPANY REVIEW 2004 Prompt PRB Price vs. Current Price 2006 Deliveries

BTU Continues to Improve Its Earnings Profile During Strong Markets All markets are strong & BTU offers the most diverse product line Australian met coal priced at US$110 to $125 through first quarter 2006 Most unpriced tons in Powder River Basin $1 per ton PRB price change = $90 million in EBITDA over time 2005 2006 2007 Unpriced 3 55 120 Unpriced Production (Tons in Millions) Unpriced Tons At March 31, 2005 50 - 60 115 - 125 12 - 14 Million Tons of Metallurgical Coal Unpriced for 2006 0 - 5 COMPANY REVIEW Significant Upside Due to Unpriced Volume

Strategy Three: Aggressively Manage Our Resource Position for Growth 9+ Billion Tons of Reserves & 400,000+ Surface Acres Resource Management Transaction Skills Organic Growth Generation Development Pipeline of Growth Opportunities COMPANY REVIEW

Acquisitions Divestitures 327 million tons PRB reserves [$318 million] 2005 Gibco Trucking, IN [$6 million] Lexington Coal Co., IL & IN [$61 million] Partial PVR Interest [$42 million] 621 million tons PRB reserves [$573 million] 2004 Partial PVR Interest [$29 million] Remaining 55% Dodge Hill, KY RAG Venezuela [$33 million] RAG Australia & Colorado [$421 million] Remaining 18% Black Beauty, IN [$90 million] 2003 Partial PVR Interest [$37 million] 45% Dodge Hill, KY Oil, Gas & Coal, WV 25% Arclar, IL [$15 million] 2002 Penn Virginia 120 Million Tons of Reserves [$130 million] Wilkie Creek Mine, QLD [$21 million] Mesquite Landfill, CA [$29 million] Coalbed Methane Rights, WY [$15 million] 60% Yankeetown Dock, IN [$4 million] Beaver Dam, KY [$18 million] Indiana Rail Coalbed Methane Rights, WY [$11 million] 2001 Peabody Resources Ltd., NSW [$575 million] Catlin Coal, IL [$14 million] 2000 Citizens Power, MA [$100+ million] 3% Bengalla, NSW [$8 million] 25% Arclar, IL & 25% United Minerals, IN World-Class Transaction Skills Contribute to Long-Term Growth COMPANY REVIEW 27

The planned Prairie State Energy Campus in Washington County, Ill. Mine-mouth model - a 20% to 40% cost advantage vs. plants served by rail Agreement with partners for 47% of Prairie State Preliminary agreement with Fluor as EPC contractor for Prairie State Final air quality permits working through appeals process Provides model for others considering new plants Two 1,500 MW Generating Stations Under Development www.PrairieStateEnergyCampus.com COMPANY REVIEW Ultra-Clean Generating Plants Unlock the Value in our Reserve Base

Organic Growth in Powder River Basin Powder River Basin demand expected to grow more than 200 million tons by 2025 Acquired 948 million tons of federal coal leases since July 2004 Ultra-low sulfur, high Btu coal - experiencing strongest demand Optimizes cost structure at existing mine Last ultra-low sulfur leases to be auctioned for several years A new ~30 MTPA mine is in the mine planning & permitting process Lowest overburden ratio of any mine in the region Combination of new & existing reserves enhances cost structure BTU is Developing a New ~30 MTPA Mine COMPANY REVIEW

Organic Growth in Powder River Basin COMPANY REVIEW 30 BTU is Developing a New ~30 MTPA Mine Site of Peabody's new Powder River Basin Mine

FINANCIAL HIGHLIGHTS Investment grade rating from Fitch for senior credit facility 2-for-1 stock split on March 30, 2005 Named "Coal Company of the Year" at the Global Energy Awards for the second year in a row & third in five years Named to Fortune 500 Improved in Fortune's "Most Admired" ranking Recent BTU Highlights

2000 2001 2002 2003 2004 -61 16 105.5 95 178 Peabody Energy's Record is Unmatched 2000 2001 2002 2003 2004 331 381 406.1 410.3 559 EBITDA $331 In millions. All years based on calendar 12-month performance. Excludes operations discontinued in 2001. 1 Income from continuing operations, excluding charges related to 2003 pre-tax debt extinguishment. 2000 2001 2002 2003 2004 2323 2589 2717 2829 3632 Revenues $2,323 Income1 $(61) $3,632 $559 $175 $2,577 $2,717 $2,815 $378 $406 $410 $16 $106 $82 FINANCIAL HIGHLIGHTS

Peabody Energy's Record is Unmatched 2000 2001 2002 2003 2004 1.9 3.3 4.7 5.3 7.4 1.9x 3.3x 4.7x Interest Coverage2 5.3x Mar 31 1999 Mar 31 2001 Dec 31 2003 Dec 31 2004 2.3 1.3 1.1 1 Net Debt $1.3 $1.1 $2.3 In Billions 1 Defined as total debt less cash divided by total debt less cash plus equity. 2 Cash interest coverage ratio. All years based on calendar 12-month performance. $1.0 7.4x Mar 31 1999 Mar 31 2001 Dec 31 2003 Dec 31 2004 83 68 49 37 Net Debt/Net Capital1 83% 68% 49% 38% FINANCIAL HIGHLIGHTS

BTU's Strategies Deliver Continued Growth EBITDA & EPS Best leverage to strong global coal markets Numerous organic growth opportunities Track record of accretive acquisitions High-return generation projects Aggressive management of unmatched resource base Strong balance sheet to capture opportunities Participation in "Btu Conversion" technologies BTU's Opportunities Excludes discontinued operations, early debt extinguishment and cumulative effect of accounting changes. Earnings per share values reflect March 2005 2-for-1 stock split. Targets were announced on April 19, 2005 and are provided for historical purposes only. They have not been updated to reflect possible changes in expectations or current views. $381 $406 $410 $559 $1.38 EBITDA (Dollars in Millions) TARGET 4/19/05 $775 - $875 $2.50 - $3.10 Earnings Per Share (Split-Adjusted) FINANCIAL HIGHLIGHTS

Merrill Lynch Global Metals, Mining & Steel Conference May 11, 2005 PEABODY ENERGY